                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         April 23, 2002
                                                --------------------------------

                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

              1-1175                                      31-4156620
---------------------------------           ------------------------------------
      (Commission File Number)                (IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas                      77002
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(Address of Principal Executive Offices)                  (Zip Code)



                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

First Quarter Results of Operations

On April 23, 2002, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the first quarter of 2002.

Item 7.  Financial Statements and Exhibits.

         Exhibits

         99.1 Company press release dated April 23, 2002 titled "Cooper Industries Reports First-Quarter Earnings Of 52 Cents Per Share"

         99.2     Company "Sales Trends" to be posted on the Company's website.

Item 9.  Regulation FD Disclosure.

Posting of  Sales Trends Information

On April 23, 2002, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.2.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   COOPER INDUSTRIES, INC.

                                                   (Registrant)


Date:    April 23, 2002                             /s/ D. Bradley McWilliams
                                                   -----------------------------
                                                   D. Bradley McWilliams
                                                   Senior Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

         EXHIBITS
         NUMBER      DESCRIPTION
         --------    -----------
         99.1        Company press release dated April 23, 2002 titled "Cooper
                     Industries Reports First-Quarter Earnings Of 52 Cents Per
                     Share"

         99.2 Company "Sales Trends" to be posted on the Company's website.

